DELAWARE POOLED TRUST

The All-Cap Growth Equity Portfolio
The Core Focus Fixed Income Portfolio
The Core Plus Fixed Income Portfolio
The Intermediate Fixed Income Portfolio
The High-Yield Bond Portfolio

Supplement to the Portfolio's Prospectus
and Statement of Additional Information
dated October 31, 2005

(each, a "Portfolio")

On August 18, 2005, the Board of Trustees of Delaware Pooled Trust unanimously voted to approve changes to the investment strategies and policies of The Core Focus Fixed Income Portfolio, The Core Plus Fixed Income Portfolio, The Intermediate Fixed Income Portfolio and The High-Yield Bond Portfolio. Any disclosure related to these Portfolios investing in credit default swap agreements will not take effect until after December 25, 2005. This disclosure can be found in the Portfolios' Prospectus in the section entitled "Additional Investment Information - Interest rate swap, index swap and credit default swap agreements" and in the section entitled "Risk Factors - Derivatives Risk". In the Portfolios' Statement of Additional Information, this disclosure is presented in the section entitled "Investment Policies and Risk" under "Credit Default Swaps" and "Counterparty risk".

This Supplement is dated October 31, 2005.